Leases - Schedule of Future Minimum Lease Payments Under Operating Agreement (Detail) $ in Millions	Jun. 27, 2015 USD ($)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2016	$ 83.8
2017	74.6
2018	66.9
2019	57.4
2020	47.3
Thereafter	75.9
Total minimum lease payments	$ 405.9